UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 24, 2003

PEDIATRIX MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-26762	65-0271219

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida 33323-2825

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (954) 384-0175

Item 5. Other Events.

     On June 24, 2003, Pediatrix Medical Group, Inc., issued a press release titled “Pediatrix Notified of Billing Inquiry.” A copy of the press release is filed as an exhibit to this report on Form 8-K and incorporated by reference herein.

     On June 30, 2003, Pediatrix Medical Group, Inc., issued a press release titled “Pediatrix Intends to Vigorously Defend Shareholder Lawsuits.” A copy of the press release is filed as an exhibit to this report on Form 8-K and incorporated by reference herein.

Item 7(c). Exhibits

     See Exhibit Index.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.

Date: July 22, 2003	By: /s/ Karl B. Wagner

Karl B. Wagner Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated June 24, 2003.

99.2	Press Release dated June 30, 2003.

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